Exhibit 10.7

2006 STOCK OPTION PLAN

ARTICLE 1
PURPOSE OF PLAN

1.1                               The purpose of this stock option plan is to provide Employees of Fortis Inc. and its Subsidiaries with compensation opportunities that will encourage share ownership and enhance Fortis Inc.’s ability to attract, retain and motivate key personnel and reward significant performance achievements.

ARTICLE 2
DEFINED TERMS

2.1                               Where used herein, the following terms shall have the following meanings, respectively:

“Acquiror” means any person, entity or group of persons or entities acting jointly or in concert to acquire control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation;

“Affiliate” means any corporation that is an affiliate of the Corporation as defined in Section 1(2) of the Securities Act (Ontario) as the same may be amended from time to time;

“Associate” has the meaning ascribed thereto in Section 1(1) of the Securities Act (Ontario), as the same may be amended from time to time;

“Blackout Period” means a period when the Optionee is prohibited from trading in the Corporation’s securities pursuant to securities regulatory requirements or the Corporation’s written policies then applicable;

“Board” means the board of directors of the Corporation;

“Business Day” means any day, other than a Saturday, Sunday or statutory or civic holiday in the Provinces of Ontario or Newfoundland and Labrador;

“Change of Control” means the occurrence of any one or more of the following events:

(a)                                 the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or combination of persons acting jointly or in concert with each other, of Voting Securities representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Voting Securities;

(b)                                 the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its Subsidiaries which have an aggregate book value greater than 30% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly owned subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its Subsidiaries;

(c)                                  a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(d)                                 as a result of or in connection with:  (A) a contested election of Directors; or (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its Affiliates and another corporation or other entity, the nominees named in the most recent management information circular of the Corporation for election to the Board shall not constitute a majority of the Board; or

(e)                                  the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

“Committee” means the Human Resources Committee or other committee of Directors appointed by the Board from time to time to administer the Plan and consisting of not less than three members of the Board; provided that only a Director who qualifies as independent under Section 1.4 of Multilateral Instrument 52-110 - Audit Committees shall be entitled to serve as a member of the Committee;

“Corporation” means Fortis Inc., a corporation existing under the laws of the Province of Newfoundland and Labrador, and includes any successor corporation thereto;

“Director” means a director of the Corporation;

“Eligible Person” means any Employee of the Corporation or of a Subsidiary; provided that, for greater certainty, an “Eligible Person” shall not include a director of, or consultant to, the Corporation or any Subsidiary who is not otherwise an Employee;

“Employee” means an employee of the Corporation or of any Subsidiary and includes officers of the Corporation or of a Subsidiary;

“Insider” means:  (i) an insider of the Corporation as defined in Section 1(1) of the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a Subsidiary, and (ii) an Associate of any person who is an Insider by virtue of (i);

“Market Price” at any date in respect of the Shares means the volume weighted average trading price of the Shares determined by dividing the total value of the Shares traded on the Toronto Stock Exchange during the last five trading days immediately preceding such date by the total volume of the Shares traded on the Toronto Stock Exchange during such five trading days (or, if such Shares are not then listed and posted for trading on the Toronto Stock Exchange, on such stock exchange on which such Shares are listed and posted for trading as may be selected for such purpose by the Board).  In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in their sole discretion;

“Option” means an option to purchase Shares granted under the Plan;

“Option Agreement” means an option agreement entered into pursuant to the Plan;

“Option Price”, in respect of an Option, means the price per share at which Shares may be purchased under the Option, as the same may be adjusted from time to time in accordance with ARTICLE 8;

“Optionee” means a person to whom an Option has been granted;

“Plan” means the stock option plan of the Corporation, as embodied herein, as the same may be amended or varied from time to time;

“Senior Officer” has the meaning ascribed thereto in Section 1(1) of the Securities Act (Ontario), as the same may be amended from time to time;

“Shares” means the common shares of the Corporation, or, in the event of an adjustment contemplated by ARTICLE 8, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment;

“Subsidiary” means any corporation which is a subsidiary of the Corporation.  For purposes of the Plan, a body corporate shall be deemed to be a subsidiary of another body corporate if:

(a)                                 it is controlled by:

(i)                                     that other body corporate;

(ii)                                  that other body corporate and one or more bodies corporate each of which is controlled by that other body corporate; or

(iii)                               two or more bodies corporate each of which is controlled by that other body corporate; or

(b)                                 it is a subsidiary of a body corporate that is a subsidiary of that other body corporate; and

“Voting Securities” means Shares and any other shares entitled to vote for the election of Directors and shall include any security, whether or not issued by the Corporation, which are not shares entitled to vote for the election of Directors but are convertible into or exchangeable for shares which are entitled to vote for the election of Directors including any options or rights to purchase such shares or securities.

ARTICLE 3
ADMINISTRATION OF THE PLAN

3.1                               The Plan shall be administered by the Committee.

3.2                               The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

(a)                                 to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

(b)                                 to interpret and construe the Plan and to determine all questions arising out of the Plan and any Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the Committee shall be final, binding and conclusive for all purposes;

(c)                                  to determine to which Eligible Persons Options shall be granted and to grant Options;

(d)                                 to determine the number of Shares covered by each Option and to reserve such Shares for issuance;

(e)                                  to determine the Option Price subject to the restrictions outlined in ARTICLES 9 and 10 hereof;

(f)                                   to determine the time or times when Options will be granted, will vest and will terminate, subject to the restrictions set out in ARTICLE 5;

(g)                                  to determine whether to require that an Option be exercised as to a minimum number of Shares; provided, however, that such requirement shall not prevent an Optionee from purchasing the full number of Shares as to which the Option is then exercisable;

(h)                                 to determine if the Shares which are subject to an Option will be subject to any restrictions upon the exercise of such Option; and

(i)                                     to prescribe the form of the instruments relating to the grant, exercise and other terms of Options.

ARTICLE 4
SHARES SUBJECT TO PLAN

4.1                               Options may be granted in respect of authorized and unissued Shares provided that the aggregate number of Shares reserved for issuance under the Plan, subject to adjustment or increase of such number pursuant to the provisions of ARTICLE 8, shall not exceed at any time 4,679,295.  Any Shares that are subject to an Option which expires, is forfeited, is cancelled, or for any reason is terminated unexercised, and any Shares that for any other reason are not issued to an Eligible Person or are forfeited shall automatically become available for use under the Plan.

ARTICLE 5
ELIGIBILITY, GRANT AND TERMS OF OPTIONS

5.1                               Options may be granted to Eligible Persons.

5.2                               Subject to this ARTICLE 5, the Committee shall determine the number of Shares subject to each Option, the Option Price, the expiration date of each Option, the extent to which each Option is exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option; provided, however, that each Option shall be exercisable for a period not to exceed seven years from the date the Option is granted to the Optionee or such earlier date as may be determined by the Committee in respect of the termination, death or retirement of an Optionee and which shall be set forth in the Option Agreement, provided that, in no event, in respect of the termination, death or retirement of an Optionee, shall such date be later than the earlier to occur of (i) the third anniversary of such event and (ii) the original expiry date of the Options granted to such Optionee.

5.3                               The Option Price for a Share which is the subject of any Option shall in no circumstances be lower than the Market Price of the Share at the date of the grant of the Option.

5.4                               Each Option shall vest over a period of four years from the date upon which the Option is granted; provided, however, that no Option shall vest immediately upon being granted.

5.5                               If the term of an Option held by an Optionee expires during a Blackout Period, then the term of such Option or unexercised portion thereof shall be extended and shall expire ten Business Days after the end of the Blackout Period.

5.6                               Notwithstanding any other provision contained in the Plan or any agreement relating to any Options granted under the Plan, no Options shall be granted under the Plan if, together with any other security based compensation arrangement established or maintained by the Corporation, such granting of Options could result, at any time, in:

(a)                                 the number of Shares issuable to Insiders, at any time, exceeding 10% of the issued and outstanding Shares; and

(b)                                 the number of Shares issued to Insiders, within any one-year period, exceeding 10% of the issued and outstanding Shares.

For the purpose of this Section 5.6, “issued and outstanding Shares” is determined on the basis of the number of Shares that are outstanding immediately prior to the grant of Options to an Insider.

5.7                               An Option and any rights conferred by an Option are personal to the Optionee and are non-assignable.  No Option granted hereunder or any right conferred by an Option shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Optionee, whether voluntarily or by operation of law, otherwise than by testate succession or the laws of descent and distribution, and any attempt to do so will cause such Option to be null and void.  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee and, upon the death of an Optionee, the person to whom the rights shall have passed by testate succession or by the laws of descent and distribution may exercise any Option in accordance with the provisions of ARTICLE 6.

ARTICLE 6
EXERCISE OF OPTIONS

6.1                               Subject to the provisions of the Plan and the provisions of the applicable Option Agreement, an Option which has vested may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the Option Price of the Shares to be purchased.  Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.

6.2                               Except as expressly provided herein, no unvested Options may be exercised.

6.3                               Notwithstanding any of the provisions contained in the Plan or in any Option Agreement, the Corporation’s obligation to issue Shares to an Optionee pursuant to the exercise of an Option shall be subject to:

(a)                                 completion of such registration or other qualification of such Shares or obtaining approval of such governmental authority or stock exchange as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)                                 the admission of such Shares to listing on any stock exchange on which the Shares may then be listed; and

(c)                                  the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Shares, as the Corporation or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In connection with the foregoing, the Corporation shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which the Shares are then listed.

ARTICLE 7
CHANGE OF CONTROL

7.1                               In the event of a Change of Control, all Options outstanding shall be immediately exercisable, notwithstanding any determination of the Committee pursuant to ARTICLE 5 hereof, if applicable.

ARTICLE 8
CERTAIN ADJUSTMENTS

8.1                               Appropriate adjustments in the number of Shares subject to the Plan, and as regards Options granted or to be granted, in the number of Shares which are subject to Options and in the Option Price, shall be made by the Committee in its discretion to give effect to adjustments in the number of Shares resulting from subdivisions, consolidations or reclassifications of the Shares or other relevant changes in the capital stock of the Corporation.  The Committee’s determination of such adjustments shall be final, binding and conclusive for all purposes.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE OF PLAN

9.1                               The Board may amend or discontinue the Plan at any time; provided however, that (a) all material amendments to the Plan shall require approval of the shareholders of the Corporation and (b) any amendment that may materially and adversely affect any Option rights previously granted to an Optionee under the Plan must be consented to in writing by the Optionee or the other person then entitled to exercise such Option.  Examples of the types of amendments to the Plan that the Board is entitled to make include, without limitation:  (a) amendments of a “housekeeping” nature; (b) a change to the vesting provisions of an Option or the Plan; (c) a change to the termination provisions of an Option or the Plan which does not entail an extension beyond the original expiration date; and (d) the addition of a cashless exercise feature, payable in cash or Shares, which provides for a full deduction of the number of underlying Shares from the number of Shares reserved for issuance under the Plan.  Notwithstanding the foregoing, the Plan shall be amended or discontinued, as appropriate, in the manner and to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority or stock exchange.

ARTICLE 10
PROHIBITION ON REPRICING OF OPTIONS

10.1                        Notwithstanding any provision in this Plan to the contrary, no Option may be amended to reduce the Option Price below the Option Price as of the date the Option is granted.

ARTICLE 11
MISCELLANEOUS PROVISIONS

11.1                        The holder of an Option shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until such holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Shares in respect of which the Option is being exercised) and the Corporation shall issue such Shares to the Optionee in accordance with the terms of the Plan in those circumstances.

11.2                        Nothing in the Plan or any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Corporation or any Subsidiary or affect in any way the right of the Corporation or any such Subsidiary to terminate his or her employment at any time; nor shall anything in the Plan or any Option Agreement be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Subsidiary to extend the employment of any Optionee beyond the time which he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Subsidiary or any present or future retirement policy of the Corporation or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Subsidiary.

11.3                        Nothing in the Plan or any Option Agreement shall confer upon any Optionee any right to continue providing ongoing services to the Corporation or any entity controlled by the Corporation or effect in any way the right of the Corporation or any such entity to terminate his, her or its contract at any time; nor shall anything in the Plan or any Option Agreement be deemed or construed as an agreement, or an expression of intent, on the part of the Corporation or any such entity to extend the time for the performance of the ongoing services beyond the time specified in the contract with the Corporation or any such entity.

11.4                        In the event the Optionee elects to exercise the Option (or any part thereof), if the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any federal, provincial, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts.

11.5                        The Plan and the exercise of the Options granted under the Plan shall be subject to the condition that if at any time the Corporation shall determine in its sole discretion that it is necessary or desirable to comply with any legal requirements or the requirements of any stock exchange or other regulatory authority or to obtain any approval or consent from any such stock exchange or other regulatory authority as a condition of, or in connection with, the Plan or the exercise of the Options granted under the Plan or the issue of Shares as a result thereof, then in any such event any Options granted prior to such approval and acceptance shall be conditional upon such compliance having been effected or such approval or consent having been given and no such Options may be exercised unless and until such compliance is effected or until such approval or consent is given on conditions satisfactory to the Corporation in its sole discretion.

11.6                        The Plan and all Option Agreements entered into pursuant to the Plan shall be governed by the laws of the Province of Newfoundland and Labrador and the federal laws of Canada applicable therein.